First Horizon National Corporation Second Quarter 2018 Earnings July 17, 2018

. Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. . This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”, “should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking statements. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements to reflect future events or developments. 2

Second Quarter 2018 Highlights Sustainable Earnings Growth, Delivering on Capital Bank Merger Commitments EPS ROTCE1 ROA Reported $0.25 -7% Reported 12.6% -143bps Reported 0.86% -9bps Adjusted1 $0.36 +6% Adjusted1 18.2% +85bps Adjusted1 1.22% +5bps . Accelerating earnings growth . Strong net interest income growth and net interest margin expansion . Delivering higher returns and improved efficiency . Demonstrating higher earnings accretion from Capital Bank merger . Completed systems conversion . Accelerated achievement of cost savings . Meaningful ongoing revenue synergies realized . Excellent credit quality trends All comparisons are 2Q18 vs 1Q18. 1Adjusted EPS, Adjusted ROA, ROTCE and Adjusted ROTCE are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix. 3

FINANCIAL RESULTS 4

Financial Results

- Solid results reflect:
  - Adjusted EPS up 6% LQ and 33% YOY
  - Positive NII and NIM trends from asset sensitive balance sheet and loan accretion
  - Expense discipline with accelerated cost savings from Capital Bank merger
  - Excellent credit quality trends

Financial Results	2Q18		Actuals vs Actuals		Adjusted[1] vs Adjusted[1]	
$ in millions except per share data	Actuals	Adjusted[1]	1Q18	2Q17	1Q18	2Q17
Net Interest Income	$311	$311	+3%	+55%	+3%	+55%
Fee Income	$128	$128	-6%	-%	-4%	-%
Total Revenue	$438	$438	-%	+34%	+1%	+34%
Expense	$333	$285	+6%	+53%	+1%	+23%
Loan Loss Provision	$0	$0	NM	NM	NM	NM
Pre-Tax Income	$106	$153	-15%	-6%	-%	+55%
NIAC[2]	$82	$118	-10%	-10%	+5%	+87%
EPS	$0.25	$0.36	-7%	-34%	+6%	+33%
Avg Loans ($B)	$27.3	$27.3	+1%	+42%	+1%	+42%
Avg Deposits ($B)	$30.7	$30.7	+2%	+36%	+2%	+36%

Net Income Available to Common (NIAC) & EPS Reconciliation			
$ in millions except per share data	Amount		Per Share
2Q18 Reported NIAC[2] & EPS		**$82**	**$0.25**
Notable Items:	*Pre-tax*	*After-tax*	*EPS Impact*
Acquisition Expenses	$43	$33	+$0.10
Other Expense (Visa Shares)	$4	$3	+$0.01
2Q18 Adjusted[1] NIAC[2] & EPS		**$118**	**$0.36**

FIRST HORIZON NATIONAL CORPORATION

NM - Not Meaningful. LQ – Linked Quarter. YOY – Year over Year. Numbers may not add to total due to rounding.
[1]Adjusted Fee Income, Revenue, Expense, Pre-Tax Income, NIAC, and EPS are Non-GAAP numbers and are reconciled in the appendix. Adjusted numbers exclude notable items as outlined in the appendix. EPS and Adjusted EPS calculated using 328.4mm shares. [2]Net Income Available to Common (NIAC) includes the impact from $3mm of noncontrolling interest and $1.6mm of preferred stock dividends.

5

Successful Execution on Capital Bank Merger Priorities

Improved EPS Accretion From Higher Cost Savings and Revenue Synergies

- Current earnings accretion estimate more than 2x original announcement
- Cost savings of $12mm achieved in 2Q18
  - ~55% of total cost saves now in run rate
- Total of closed or in-process revenue synergies of $17mm (YTD Annualized)[1]
  - 306 total deals[1] closed or in-process
- Completed systems conversion at end of May

Current 2019 Earnings Accretion Estimate 2x Original



Original Estimate 8%
Tax Reform +5%
Higher Cost Savings +3%
Revenue Synergies +2%
Other -1%
Current Estimate 17%

Expected Cost Savings in 2018 Ahead of Original Estimates



2018 Cost Saves ~$53mm Annual
2019 Cost Saves ~$85mm Annual
$8mm
$12mm
$16mm
$16mm
$19mm
$21mm
$22mm
$22mm
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
Achieved
Expected

Revenue Synergies



Revenue Synergies (YTD Annualized)¹
1Q18
$5mm
1H18
$17mm
# of Deals (YTD)¹
1Q18
36 Deals
1H18
306 Deals

Numbers may not add to total due to rounding [1]Represents revenue synergy transactions that are closed or in-process from consumer lending, commercial lending, wealth management referrals, merchant services, treasury management, franchise finance, and private-client referrals.

FIRST HORIZON NATIONAL CORPORATION

6

Net Interest Income and Net Interest Margin

Strong Performance Driven by Multiple Factors

- NIM expansion from 2.92% in 1Q17 to 3.53% in 2Q18 driven by:
  - Balance sheet growth
  - Net benefit from short term rate increases
  - Accretion from CBF loans
- 67% of the loan book is floating rate
- 26% of deposits are non-interest bearing

Loan Yield Betas Have Outpaced Deposit Betas



71% Loan Beta vs 32% Deposit Beta
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.65%
4.79%
1.74%
0.64%
0.12%
3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18
Fed Funds Rate
Loan Yield
Total Deposit Cost

NII and NIM Linked-Quarter Change Drivers

($ in millions)	NII	NIM
1Q18 - Reported	**$301.2**	**3.43%**
Less: 1Q18 CBF Loan Accretion	-$13.7	-16bps
1Q18 - Core[1]	**$287.4**	**3.27%**
Days	+$2.3	— bp
Loan Fees	+$1.6	+2bps
Other	+$1.3	+4bps
2Q18 - Core[1]	**$292.6**	**3.33%**
2Q18 CBF Loan Accretion	+$18.3	+21bps
2Q18 - Reported	**$310.9**	**3.53%**

NIM Expansion and Loan Growth Drive NII Increase

($ in millions)



$330
$310
$290
$270
$250
$230
$210
$190
$170
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.92%
3.33%
3.53%
1Q17 2Q17 3Q17 4Q17 1Q18 2Q18
NII (left axis)
CBF Loan Accretion Impact
NIM (right axis)
NIM - Core¹

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding.

[1]Core excludes the accretion from CBF's loans, and is a Non-GAAP number reconciled in the table found on this slide. The average earning assets impact from CBF's loan accretion was $166mm in 2Q18 and $179mm in 1Q18.

7

Building Higher Return Balance Sheet

Economic Profit Focus Driving Improved Loan Portfolio Mix

- Strong growth in highly profitable specialty lending areas, especially Loans to Mortgage Companies
- Tennessee markets steady with solid growth in Middle-Tennessee
- Capital Bank markets have strong post-conversion pipelines
- Repositioning balance sheet by growing profitable relationships and products and exiting low relationship value loan portfolios
  - Strategic exit of ~$150mm of low relationship value loans YTD
  - Sale of ~$120mm (UPB) of sub-prime auto loans in 2Q18

Growth in Higher Return Areas[1]



Private Client/Wealth
+5% LQ
$2,840mm
$2,974mm
1Q18
2Q18
Loans to Mortgage Companies
+32% LQ
$1,785mm
$2,355mm
1Q18
2Q18
Franchise Finance
+5% LQ
$747mm
$788mm
1Q18
2Q18
Healthcare
+7% LQ
$703mm
$753mm
1Q18
2Q18

Regional Bank Loan Growth [1]



$18.5B
$18.8B
$26.3B
$26.0B
$26.5B
+2% LQ
2Q17
3Q17
4Q17
1Q18
2Q18

UPB – Unpaid Principal Balance. LQ – Linked Quarter. Numbers may not add to total due to rounding.
[1] Amounts are based on period-end balances

FIRST HORIZON NATIONAL CORPORATION

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Asset Quality Stable Credit Trends Reflect Strong Underwriting Discipline . Credit quality environment remains stable Asset Quality Highlights . Net charge-offs at $2mm in 2Q18 ($ in millions) 2Q17 3Q17 4Q17 1Q18 2Q18 . 32% decline in criticized loans mainly from upgrade of ~$310mm of TRUPs loans Charge-offs ($10) ($11) ($17) ($8) ($10) . NPA decline 9% LQ Recoveries $7 $8 $9 $7 $8 . Non-strategic average loans declined 5% LQ, Net Charge-offs $3 $2 $8 $1 $2 20% YOY Provision/(Credit) ($2) $0 $3 ($1) $0 . Capital Bank credit performance as expected . Allowance to loans ratio at 67bps Allowance for Loan Losses Net Charge-Offs (NCOs) ($ in B) ($ in millions) $30 $28 $27 $28 180bps $12 0.40% $25 150bps $20 $20 $9 0.30% $20 120bps $6 0.20% $15 90bps 99bps 97bps $10 60bps $3 0.10% 69bps 69bps 67bps $5 30bps $0 0.00% $0 0bps 2Q17 3Q17 4Q17 1Q18 2Q18 ($3) (0.10%) 2Q17 3Q17 4Q17 1Q18 2Q18 Period-end Loans (Left Axis) ALLL to Loans Ratio (Right Axis) NCOs $ Provision $ NCO %¹ (Right Axis) LQ – Linked Quarter. YOY – Year over Year. Numbers may not add to total due to rounding. 1Net charge-off % is annualized and as % of average loans. 9

Well-Positioned For Consistent Top-Quartile Returns Strong Momentum and Current Tailwinds Are Positive ROTCE1 ROA Efficiency Ratio Below 60%2 17%-19%2 1.25%-1.45%2 75.9% 72.3% 17.4% 18.2% 65.1% 1.17% 1.22% 14.1% 62.2% 12.6% 0.95% 54.9% 54.9% 10.6% 0.87% 0.86% 2016 1Q18 2Q18 2016 1Q18 2Q18 2016 2Q18 2Q18 adj.¹ Reported Adjusted¹ Reported Adjusted¹ Regional Bank - Reported Consolidated Current Environment for Banking Industry Remains Favorable Macro . Continued solid GDP growth and low unemployment rate Trends . Low risk of near-term recession Credit . Credit quality remains stable and benign Environment Interest . Continued hikes in short term interest rates Rates . Increasing deposit competition 1ROTCE, Adjusted ROTCE, Adjusted ROA, and Adjusted Efficiency Ratio are non-GAAP numbers and are reconciled in the Appendix. 2Percentages represent medium-term targets. 10

FHN Key Priorities Building Momentum . Delivering earnings accretion from CBF cost saves and revenue synergies . Maintaining strong performance across TN and specialty businesses . Building momentum in Carolinas and Florida markets . Enhancing relationships to drive customer acquisition and retention 11

APPENDIX 12

NOTABLE ITEMS Pre-Tax Pre-Tax 2017 2018 Amount1 Amount1 Acquisition Expense ($31.4mm) 1Q None Gain on property sale $3.3mm Mortgage Repurchase Reserve Release $20.0mm Acquisition Expense ($43.2mm) Acquisition Expense ($6.4mm) 2Q Effective tax rate adjustment associated with reversal of a capital loss deferred tax $19.5mm Other Expense (Visa Shares) ($4.1mm) valuation allowance1 Loss on equity securities repurchase ($14.3mm) Acquisition Expense ($8.2mm) Legal Matters ($8.2mm) 3Q Tax rate adjustments primarily associated with the reversal of a capital loss deferred $13.7mm tax valuation allowance and certain discrete period items1 Tax Reform-Related Adjustments1 ($82.0mm) Other Tax Adjustments1 $10.7mm 4Q Acquisition Expense ($46.7mm) Legal Matters ($32.1mm) Employee Bonuses ($9.9mm) 1All notable item amounts are calculated on a pre-tax basis with the exception of the tax adjustments in 2Q17, 3Q17, and 4Q17. 13

2Q18 Credit Quality Summary by Portfolio

	Regional Banking					Corporate[5]	Non-Strategic				FHNC
($ in millions)	Commercial (C&I & Other)	CRE	HE & HELOC	Other[1]	Subtotal	Permanent Mortgage	Commercial (C&I & Other)	HE & HELOC	Permanent Mortgage	Other[2]	Total
Period End Loans	$16,020	$4,136	$5,734	$653	$26,543	$44	$419	$489	$201	$6	$27,702
30+ Delinquency %	0.15%	0.06%	0.51%	1.62%	0.25%	3.32%	0.00%	2.63%	2.28%	1.31%	0.31%
Dollars	$23	$3	$30	$11	$66	$1	$0	$13	$5	$0	$85
NPL[3] %	0.10%	0.03%	0.57%	0.11%	0.19%	3.94%	0.71%	9.55%	11.08%	0.00%	0.45%
Dollars	$16	$1	$33	$1	$51	$2	$3	$47	$22	$0	$125
Net Charge-offs[4] %	0.06%	0.01%	NM	2.20%	0.09%	NM	NM	NM	NM	NM	0.03%
Dollars	$2	$0	$0	$4	$6	NM	$0	($3)	$0	$0	$2
Allowance	$96	$34	$16	$11	$156	NM	$1	$16	$12	$0	$185
Allowance / Loans %	0.60%	0.82%	0.27%	1.74%	0.59%	NM	0.31%	3.28%	5.77%	1.11%	0.67%
Allowance / Net Charge-offs	10.57x	55.04x	NM	0.78x	7.04x	NM	NM	NM	NM	NM	26.70x

FIRST HORIZON NATIONAL CORPORATION

Numbers may not add to total due to rounding. Data as of 2Q18. NM - Not meaningful.
[1]Credit card, Permanent Mortgage, and Other. [2]Credit card, OTC, and Other Consumer.
[3]Non-performing loan excludes held-for-sale loans. [4]Net charge-offs are annualized.
[5]Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on the balance sheet in the Corporate segment.

14

Select C&I and CRE Portfolio Metrics 2Q18 Average Regional Bank Commercial Loans C&I: Loans to Mortgage Companies Energy, 1% ($ in billions) Correspondent, 2% Healthcare, 4% $2.4 Franchise Finance, 4% $2.1 $2.1 Corporate, 6% $2.0 $1.9 $1.9 $1.9 $1.8 $1.5 $1.6 $1.5 Loans to Mortgage $1.3 Commercial, 42% Companies, 10% Asset-Based Lending, 10% Commercial Real Estate, Specialty 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 16% Areas Business Banking, Period-end Balance Average Balance 5% CRE: Collateral Type CRE: Geographic Distribution Land, 2% Hospitality, 10% Other, 16% NC, 33% Multi-Family, 26% Other, 14% TX, 6% Industrial, SC, 7% Retail, 12% Office 20% Office, 15% FL, 15% TN, 18% 18% Data as of 2Q18. Numbers may not add to total due to rounding. 15

Consumer Portfolio & Non-Strategic Overview Percent of Home Equity Portfolio: HELOC Draw vs Repayment Balances Months Left in Draw Period 70% 60% 62% $1.2B 50% 40% 30% $0.5B 20% 10% 8% 6% 7% 8% 8% 0% In Draw In Repayment 0-12 13-24 25-36 37-48 49-60 >60 Non-Strategic Consumer Real Estate Run-Off Mortgage Repurchase Reserve $1.0B 39% ($ in millions) 38.0% 2Q17 3Q17 4Q17 1Q18 2Q18 $0.8B 38% 37.1% Beginning Balance $65 $35 $34 $34 $33 $0.6B 37% $0.4B 35.6% 36% Net Realized Losses ($8) ($0) ($0) $0 ($1) 35.0% 34.9% $0.2B 35% Provision Credit ($22) ($1) $0 ($0) ($0) $0.0B 34% 2Q17 3Q17 4Q17 1Q18 2Q18 Ending Balance $35 $34 $34 $33 $32 Period-end Balance Constant Pre-Payment Rate (Right Axis) Numbers may not add to total due to rounding. 16

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted fee income, adjusted revenue, adjusted noninterest expense, adjusted pre-tax income, adjusted net income available to common, and adjusted earnings per share. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	2Q18	1Q18	2Q17	% Change LQ	% Change YOY
Adjusted Fee Income & Revenue					
Revenue (GAAP)	$438	$437	$328	0%	34%
Fee Income (GAAP)	$128	$136	$128	-6%	0%
Plus: Notable Items (GAAP)	$0	-$3	$0		
Adjusted Fee Income (Non-GAAP)	$128	$133	$128	-4%	0%
Plus: Net Interest Income (GAAP)	$311	$301	$201		
Adjusted Revenue (Non-GAAP)	$438	$434	$328	1%	34%
Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$333	$313	$218	6%	53%
Plus: Notable Items (GAAP)	-$47	-$31	$14		
Adjusted Noninterest Expense (Non-GAAP)	$285	$282	$232	1%	23%
Adjusted Pre-Tax Income					
Pre-Tax Income (GAAP)	$106	$125	$112	-15%	-6%
Plus: Notable Items (GAAP)	$47	$28	-$14		
Adjusted Pre-Tax Income (Non-GAAP)	$153	$153	$99	0%	55%
Adjusted Net Income					
Net Income (GAAP)	$86	$95	$95	-9%	-10%
Plus: Tax-affected Notable Items (GAAP)[1]	$36	$21	-$28		
Adjusted Net Income (Non-GAAP)	$122	$116	$67	5%	81%
Adjusted Net Income Available to Common (NIAC) & Earnings Per Share (EPS)					
Net Income Available to Common (GAAP)	$82	$91	$91	-10%	-10%
Plus: Tax-affected Notable Items (GAAP)[1]	$36	$21	-$28		
Adjusted Net Income Available to Common (Non-GAAP) *(a)*	$118	$112	$63	5%	87%
Average Common Diluted Shares (GAAP)	328	330	236		
Adjusted Average Common Diluted Shares (Non-GAAP) *(b)*	328	330	236		
Earnings Per Share (GAAP)	$0.25	$0.27	$0.38	-7%	-34%
Adjusted Earnings Per Share (Non-GAAP) *(a/b)*	$0.36	$0.34	$0.27	6%	33%

Numbers may not add to total due to rounding. NM – Not Meaningful.
[1]Tax-affected notable items assume an effective tax rate of ~24% in 2Q18 and 1Q18, and ~39% in 2Q17.

FIRST HORIZON NATIONAL CORPORATION
17

Reconciliation to GAAP Financials

Slides in this presentation use non-GAAP information of adjusted efficiency ratio, return on tangible common equity, adjusted return on tangible common equity, and adjusted return on average assets. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($ in millions)	2Q18	1Q18	2016	Change LQ
Adjusted Efficiency Ratio				
Noninterest Expense (GAAP) *(a)*	$333	$313	$925	
Revenue Excluding Securities Gains (GAAP) *(b)*	$438	$437	$1,280	
Efficiency Ratio (GAAP) *(a/b)*	76%	72%	72%	N/A
Adjusted Noninterest Expense[1] (Non-GAAP) *(c)*	$285	$282	N/A	
Adjusted Revenue[1] Excluding Securities Gains (Non-GAAP) *(d)*	$438	$434	N/A	
Adjusted Efficiency Ratio (Non-GAAP) *(c/d)*	65%	65%	N/A	N/A
Return on Tangible Common Equity (ROTCE)				
Average Total Equity (GAAP)	$4,553	$4,574	$2,691	
Less: Average Noncontrolling Interest (GAAP)	-$295	-$295	-$295	
Less: Average Preferred Stock (GAAP)	-$96	-$96	-$96	
Average Common Equity (GAAP) *(e)*	$4,161	$4,183	$2,300	
Less: Average Intangible Assets (GAAP)	-$1,569	-$1,568	-$215	
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,592	$2,615	$2,086	
Annualized Net Income Available to Common (GAAP) *(g)*	$327	$368	$221	
Return on Average Common Equity (ROE) (GAAP) *(g/e)*	7.9%	8.8%	9.6%	-92bps
Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(g/f)*	12.6%	14.1%	10.6%	-143bps
Adjusted Return on Tangible Common Equity (ROTCE)				
Annualized Adjusted Net Income Available to Common[1] (Non-GAAP) *(h)*	$473	$455	N/A	
Average Tangible Common Equity (Non-GAAP) *(f)*	$2,592	$2,615	N/A	
Adjusted Return on Average Tangible Common Equity (ROTCE) (Non-GAAP) *(h/f)*	18.2%	17.4%	N/A	85bps
Adjusted Return on Average Assets (ROA)				
Annualized Net Income (GAAP) *(i)*	$345	$385	$239	
Average Total Assets (GAAP) *(j)*	$40,174	$40,351	$27,427	
Return on Average Assets (GAAP) *(i/j)*	0.86%	0.95%	0.87%	-9bps
Annualized Adjusted Net Income[1] (Non-GAAP) *(k)*	$490	$472	N/A	
Average Total Assets (GAAP) *(l)*	$40,174	$40,351	N/A	
Adjusted Return on Average Assets (Non-GAAP) *(k/l)*	1.22%	1.17%	N/A	5bps

Numbers may not add to total due to rounding. N/A – Not Applicable.

[1]Adjusted Noninterest Expense, Adjusted Revenue, Adjusted Net Income Available to Common, and Adjusted Net Income are Non-GAAP numbers that are reconciled on the previous slide.

FIRST HORIZON NATIONAL CORPORATION

18